SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  November 3, 1994

                             PETRIE STORES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       New York                     1-6166                36-213-7966
 (State or Other Jurisdiction of   (Commission)        (I.R.S. Employer
 Incorporation)                    File Number)       Identification No.)

    70 Enterprise Avenue, Secaucus, New Jersey                         07084
    (Address of Principal Executive Offices)                         (Zip Code)

    Registrant's telephone number, including area code          (201) 866-3600

                                    N/A
    (Former Name or Former Address, if Changed Since Last Report)

                      INDEX TO EXHIBITS APPEARS ON PAGE 8

          Item 5.   Other Events.

               A. Amendment No. 1 to the Stock Purchase Agreement with WP Investors, Inc.

                    On November 3, 1994, Petrie Stores Corporation, a New York corporation (the "Company") entered into Amendment No. 1 to the Stock Purchase Agreement ("Amendment No. 1") with WP Investors, Inc., a Delaware corporation ("WP"), amending the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of August 23, 1994, by and between the Company and WP.

                    Pursuant to Amendment No. 1, certain covenants in the Stock Purchase Agreement relating to WP's acquisition of the common stock of a Delaware subsidiary of the Company ("Retail Holding Company"), to which all of the retail operations of the Company will be transferred, have been amended. Under Amendment No. 1, WP has covenanted that it will comply with a commitment letter (the "Commitment Letter"), dated as of November 3, 1994, by and among WP, Warburg Pincus Investors, L.P., Chemical Bank, the Chase Manhattan Bank N.A., Chemical Securities Inc. and Chase Securities Inc. WP has further covenanted that it will not amend, modify or waive any provision of the Commitment Letter, or waive any of its rights thereunder. The Company has covenanted with respect to certain liabilities of the Company not being assumed by WP that the Company shall provide, by means of
          (i) an irrevocable letter of credit, (ii) a holdback of a portion of the Purchase Price (as defined in the Stock Purchase Agreement), a first priority, perfected lien in collateral with adequate assurances as to value or comparable security or (iii) other comparable arrangements reasonably acceptable to WP, $67.5 million for the payment of such liabilities.

                    Pursuant to Amendment No. 1, the Company has waived certain conditions to the closing of the Stock Purchase Agreement, including, among others, (i) certain representations and warranties, (ii) the receipt by the Company of a private letter ruling from the Internal Revenue Service to the effect that the transactions contemplated by the Acquisition Agreement, dated as of April 20, 1994 and amended as of May 10, 1994 (the "Toys Agreement"), by and between the Company and Toys "R" Us, Inc., a Delaware corporation ("Toys 'R' Us"), will not give rise to taxable income to the Company, Toys "R" Us or the Company's shareholders and (iii) the satisfaction or waiver of all conditions in the Toys Agreement. WP has waived the following conditions, among others: (i) the obtaining of certain landlord consents and (ii) certain representations and warranties. Additionally, WP's financing condition has been amended to provide that WP's obligations under the Stock Purchase Agreement are conditioned upon WP obtaining the financing contemplated by the Commitment Letter, provided, however, that WP may not rely on this condition as grounds for not consummating the stock purchase if it has not satisfied the covenants with respect to the Commitment Letter described above.

                    A Confirmation Letter, dated as of November 3, 1994 (the "Confirmation Letter"), has been executed by WP and Milton Petrie, by act of his attorneys-in-fact, and has been consented and agreed to by Toys "R" Us. The Confirmation Letter provides that the Voting Agreement, dated as of August 23, 1994, by and between WP and Milton Petrie, shall remain unchanged and in full force and effect following the execution of Amendment No. 1.

                    A copy of Amendment No. 1 to the Stock Purchase Agreement, dated as of November 3, 1994, is filed as
          Exhibit 10.1 to this Report and is incorporated herein by reference. A copy of the Confirmation Letter, dated as of November 3, 1994, is filed as Exhibit 99.1 to this Report and is incorporated herein by reference. A copy of the Press Release, issued November 3, 1994, announcing the execution of Amendment No. 1 is filed as Exhibit 99.2 to this Report and is incorporated herein by reference. A copy of the Stock Purchase Agreement, dated as of November 3, 1994 was previously filed as an exhibit to the Company's Current Report on Form 8-K, filed August 23, 1994, and is incorporated herein by reference.

               B.   Redemption of 8% Convertible Subordinated
                    Debentures Due December 15, 2010.

                    The Company announced on November 10, 1994 that it is calling for redemption on December 12, 1994 all of its outstanding 8% Convertible Subordinated Debentures due December 15, 2010 (the "Debentures") at a redemption price of $1,008 per $1,000 principal amount of Debentures, together with accrued and unpaid interest thereon of $39.333 per $1,000 principal amount of Debentures, from June 15, 1994 to, but not including, December 12, 1994.

                    The holders of the Debentures have the right to convert the Debentures into approximately 45.1977 shares of the Corporation's common stock for each $1,000 principal amount of Debentures and such right expires at 3:00 p.m. New York time on December 12, 1994. Holders of the Debentures must surrender the Debentures to Chemical Bank, New York, for conversion or redemption.

                    If all of the outstanding Debentures were redeemed on December 12, 1994, the aggregate amount necessary for redemption would be $129,414,786.55 (including $123,566,000 for principal, $988,528 for premium and $4,860,258.55 for accrued interest from June 15, 1994 to, but not including, December 12, 1994). If all of the outstanding Debentures were converted into the Corporation's common stock, approximately 5,584,903 additional shares of the Corporation's common stock would be issued upon such conversion.

                    A copy of the Notice of Redemption, dated as of November 10, 1994, is filed as Exhibit 99.3 to this Report and is incorporated herein by reference. A copy of the Press Release, issued November 10, 1994, announcing the redemption of the Debentures, is filed as
          Exhibit 99.4 to this Report and is incorporated herein by reference.

               C.   Receipt of Private Letter Ruling from Internal
                    Revenue Service

                    On November 15, 1994, the Corporation and Toys "R" Us received a favorable private letter ruling from the Internal Revenue Service (the "IRS Ruling") holding that the proposed exchange by the Corporation of approximately 39.9 million shares of Toys "R" Us Common Stock and cash for shares of Toys "R" Us Common Stock and the distribution by the Corporation of such shares to the Corporation's shareholders upon the liquidation of the Corporation, all as contemplated by the Toys Agreement, will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Furthermore, the IRS Ruling provides that neither the Corporation nor Toys "R" Us will recognize any gain on such exchange, and the Corporation and its shareholders will not recognize a gain on the distribution of the Corporation's shares of Toys "R" Us Common Stock in the subsequent liquidation of the Corporation. In addition, the Corporation's shareholders will not recognize any income with respect to any shares of Toys "R" Us Common Stock placed into a liquidating trust in order to secure the Corporation's contingent liabilities.

                    A copy of the Press Release, issued November
          17, 1994, announcing the receipt of the IRS Ruling, is filed as Exhibit 99.5 to this Report and is incorporated herein by reference.

          Item 7.   Financial Statements, Pro Forma
                    Financial Information and Exhibits.

               (c)  Exhibits.

          Exhibit No.    Description

            10.1         Amendment No. 1 to the Stock Purchase
                         Agreement, dated as of November 3, 1994.

            99.1         Confirmation Letter, dated as of November
                         3, 1994.

            99.2         Press Release, issued November 3, 1994.

            99.3         Notice of Redemption, dated as of November
                         10, 1994.

            99.4         Press Release, issued November 10, 1994.

            99.5         Press Release, issued November 17, 1994.


                                  Signatures

                Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated:  November 17, 1994

                                 PETRIE STORES CORPORATION
                                 By: /s/ Peter A. Left
                                    Name:  Peter A. Left
                                    Title: Vice Chairman, Chief
                                           Operating Officer,
                                           Chief Financial Officer
                                           and Secretary



                                Exhibit Index

                                                            Sequentially
                                                              Numbered
    Exhibit                     Description                   Page

    10.1                   Amendment No. 1 to the
                           Stock Purchase
                           Agreement, dated as of
                           November 3, 1994.

    99.1                   Confirmation Letter,
                           dated as of November 3,
                           1994.

    99.2                   Press Release, issued
                           November 3, 1994.

    99.3                   Notice of Redemption,
                           dated as of November 10,
                           1994.

    99.4                   Press Release, issued
                           November 10, 1994.

    99.5                   Press Release, issued
                           November 17, 1994.